Counterpart Health

Unmatched Medicare Advantage Performance.
Built for Clinicians.

The only unified clinical technology platform for managing quality, risk, and total cost of care.

Continuing to enable superior results for Clover Health

MCR

1,500 approximate basis point MCR differential

For returning members whose PCPs use CA vs. those who do not

QUALITY

#1 HEDIS score nationwide

For a PPO MA plan across a wide network of non-employed physicians, without capitation

As member cohorts mature, so too does MCR performance differential YoY


Member Tenure
25%
20%
15%
10%
5%
0%
8%
12%
18%
20%
Year 1
Year 2
Year 3
Year 4

Read more about how the use of CA is associated with improved outcomes in underserved patient populations and other improved clinical outcomes in our whitepapers at counterparthealth.com.

...And rapidly expanding to more 3rd party customer users

ADOPTION

Hundreds of live 3rd party customer clinicians, representing an increase of

>450% Live on CA YoY

80% Live on CA in last 3 months

"

We've seen a lot of these software tools, and this is by far the best one. You can tell it was designed by doctors because it is easy to use.

— CA PHYSICIAN

Interested in learning more? Get in touch: **hello@counterparthealth.com**

Forward-Looking Statements

This performance update contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this performance update include, but are not limited to, the following: statements regarding expectations relating to future medical cost ratios among the Company's cohorts, future adoption of Counterpart Assistant by third party customer users, our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant, and the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this performance update. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network. Our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. "Risk Factors" in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 3, 2025, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this performance update are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this performance update or to conform these statements to actual results or revised expectations.